Fidelity® Ginnie Mae Fund

Fidelity Government
Income Fund

Fidelity Intermediate
Government Income Fund

Annual Report

July 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Fidelity Ginnie Mae Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Government Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Intermediate Government Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most fixed-income investments - including corporate, Treasury, mortgage-backed and high-yield securities - realized gains of 4%-8% through the first seven months of 2001, according to the Lehman Brothers indexes that track these bond categories. Conversely, the majority of popular equity market benchmarks reported negative numbers. Growth stocks turned in the weakest performance, while cyclical and smaller-cap value stocks were bid up in anticipation of an economic recovery later this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Ginnie Mae Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past one year, five year and 10 year total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ginnie Mae Fund	11.55%	42.51%	99.13%
LB GNMA	12.32%	46.96%	112.20%
GNMA Funds Average	11.55%	40.87%	98.83%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers GNMA Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 59 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Ginnie Mae Fund	11.55%	7.34%	7.13%
LB GNMA	12.32%	8.00%	7.81%
GNMA Funds Average	11.55%	7.09%	7.11%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Fidelity Ginnie Mae Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Ginnie Mae Fund on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $19,913 - a 99.13% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $21,220 - a 112.20% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fidelity Ginnie Mae Fund
Performance - continued

Total Return Components

	Years ended July 31,
	2001	2000	1999	1998	1997
Dividend returns	6.85%	6.80%	5.85%	6.63%	7.07%
Capital returns	4.70%	-0.38%	-3.77%	0.18%	3.04%
Total returns	11.55%	6.42%	2.08%	6.81%	10.11%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended July 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.14¢	31.79¢	68.13¢
Annualized dividend rate	5.58%	5.92%	6.36%
30-day annualized yield	5.74%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.85 over the past one month, $10.82 over the past six months and $10.71 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fidelity Ginnie Mae Fund

Fund Talk: The Manager's Overview

Market Recap

Many investors in investment-grade bonds enjoyed double-digit returns during the one-year period ending July 31, 2001. While stocks struggled to shake off the sting of a sharply slowing economy, investment-grade bonds posted one of their strongest 12-month returns since 1996. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 12.69% during this time frame. Aggressive Federal Reserve Board easing, declining interest rates, a dramatic steepening of the Treasury yield curve and unique technical market conditions set the stage for the period. Treasuries, which led the way in 2000, relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 11.43%. Overwhelming evidence of deteriorating economic growth late in 2000 spurred the Fed to begin aggressively unwinding its previous tightening cycle with a total of six interest-rate cuts during the first six months of 2001 - two of which were surprise, inter-meeting moves. Corporates rallied strongly in January on this strong positive signal of support for the economy, after having languished throughout 2000 due to negative fundamentals. Further yield spread tightening in the spring ensured a first-place finish for the Lehman Brothers Credit Bond Index, which returned 13.82%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 13.18% and 12.54%, respectively.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Ginnie Mae Fund

Q. How did the fund perform, Tom?

A. For the 12-month period that ended July 31, 2001, the fund provided a total return of 11.55%. To get a sense of how the fund did relative to its competitors, the GNMA funds average also returned 11.55%, according to Lipper Inc. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 12.32% for the same 12-month period.

Q. What factors influenced the fund's performance during the past year?

A. Despite a significant amount of volatility, the Ginnie Mae market performed quite well during the past year. In the final months of 2000, evidence that the economy was slowing fueled expectations that the Federal Reserve Board would cut interest rates to stimulate the economy in 2001. Anticipation of lower rates pushed the yields on most bonds - including Ginnie Mae securities - lower and their prices higher. When the economy weakened at a faster-than-expected pace, the Fed aggressively slashed interest rates - rather than reduce them gently - in hopes of avoiding a recession. All told, the Fed has cut short-term rates 2.75 percentage points so far this year. Declining interest rates had an additional effect on mortgage securities. As interest rates plummeted, mortgage prepayments soared, putting some pressure on mortgage security prices and causing them to lag their U.S. Treasury counterparts in early spring. More recently, however, mortgage securities have performed quite well as rising mortgage rates prevented prepayments from accelerating further.

Annual Report

Fidelity Ginnie Mae Fund
Fund Talk: The Manager's Overview - continued

Q. What are prepayments and how do they affect the mortgage market?

A. Prepayment occurs when homeowners refinance their mortgages or sell a home prior to the mortgage's maturity, causing the mortgage pools that make up the securities to prepay. Mortgage investors generally dislike prepayment because it potentially forces them to reinvest at lower interest rates. While there always is a certain amount of prepayment, dramatic moves in interest rates and a strong housing market - both of which we witnessed from January through June - tend to set off unusually large swings in prepayment activity and dislocate mortgage security prices. That's what happened in the first three months or so of this year when 30-year fixed-rate mortgages fell below 7%, nearing a level where the majority of homeowners would find it advantageous to refinance. More recently, however, mortgage securities bounced back due to anticipation that much of the risk of prepayment already had been priced into the market.

Q. Given that backdrop, which of the fund's holdings performed well and contributed to its performance?

A. The fund's overweighting - relative to the Lehman Brothers index - in newly issued mortgages with coupons of 7.5% performed well. Much of their good performance stemmed from the high level of income they provided investors and the fact that their newness gave them some protection against being prepaid. Another strategy that boosted performance was my decision to lock in gains by selling some of the fund's holdings in collateralized mortgage obligations (CMOs). The most basic mortgage securities - known as "pass-throughs" - represent a direct ownership interest in a pool of mortgage securities. Pass-throughs can, in turn, be pooled again to create collateral for the more complex type of CMO securities, which allow cash flows to be directed so that different classes of securities with different maturities can be created.

Q. Were there any disappointments?

A. The main disappointment occurred in the first half of the period. The fund was underweighted - compared to the Lehman Brothers index - in low-yielding Ginnie Mae securities with coupons of 6.0%, which performed especially well during periods of rapid prepayment activity. More recently, however, these bonds haven't performed as well, so the fund benefited from its underweighting in them.

Q. What's your outlook?

A. Given that mortgage securities offer attractive values at current levels, with yields well in excess of U.S. Treasury and U.S. government agency securities, I'm optimistic about the prospects for the Ginnie Mae market. To the extent that investors seek out high yields in a low interest-rate environment, I believe mortgage securities can benefit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Ginnie Mae Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks a high level of current income consistent with prudent investment risk by investing mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Mae), while considering the potential for capital appreciation

Fund number: 015

Trading symbol: FGMNX

Start date: November 8, 1985

Size: as of July 31, 2001, more than $2.8 billion

Manager: Tom Silvia, since 1998; manager, various Fidelity and Spartan government funds; joined Fidelity in 1993

Tom Silvia on the growth of the mortgage securities market:

"Since 1970, when the first pass-through mortgage security was issued with a guarantee from the government-owned corporation Ginnie Mae, the mortgage securities market has expanded at a very rapid pace. Just a decade ago, the total volume of outstanding mortgage securities - those issued by Ginnie Mae, government-sponsored enterprises such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), and private institutions including investment banks and home builders - stood at about $1.2 trillion. By the end of 2000, the total volume of outstanding mortgage securities approached $2.5 trillion, making it one of the largest and the most liquid bond markets in the world. Demand for mortgage securities, meanwhile, also has increased as investors - both domestic and foreign, individual and institutional - increasingly sought out mortgage securities for their generally attractive yields compared to U.S. Treasury securities. Earlier this year, the Federal Reserve announced it may become an investor in the Ginnie Mae market. The Fed is looking at how the shrinking supply of Treasury securities affects its own portfolio, which it uses to manage the nation's money supply and interest rates. Although the Fed hasn't yet indicated when it will make a decision, I'll be keeping a close eye on this development because it has the potential to materially affect the demand for Ginnie Mae securities."

Annual Report

Fidelity Ginnie Mae Fund

Investment Changes

Coupon Distribution as of July 31, 2001
	% of fund's investments	% of fund's investments 6 months ago
6 - 6.99%	28.4	25.4
7 - 7.99%	45.0	47.1
8 - 8.99%	17.9	19.3
9% and over	1.5	2.9
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2001
6 months ago
Years	5.6	5.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2001
6 months ago
Years	3.1	2.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2001		As of January 31, 2001
	Mortgage Securities* 96.5%		Mortgage Securities** 93.9%
	CMOs and Other Mortgage Related Securities 1.8%		CMOs and Other Mortgage Related Securities 1.5%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 4.6%
* GNMA Securities	95.7%	** GNMA Securities	92.6%

Annual Report

Fidelity Ginnie Mae Fund

Investments July 31, 2001

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 96.5%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 0.3%
6.5% 12/1/28	$ 72	$ 72
8.5% 12/1/27	3,986	4,260
9% 10/1/11	51	53
9.5% 9/1/30	1,966	2,080
10.25% 10/1/18	204	225
11.5% 5/1/14 to 9/1/15	117	132
12.5% 11/1/13 to 7/1/16	356	412
13.25% 9/1/11	186	216
		7,450
Freddie Mac - 0.5%
8.5% 2/1/04 to 6/1/25	750	800
9% 7/1/08 to 7/1/21	2,488	2,632
9.5% 7/1/30 to 8/1/30	3,838	4,061
9.75% 12/1/08 to 4/1/13	106	116
10% 10/1/04 to 11/1/20	3,696	4,091
10.25% 2/1/09 to 11/1/16	1,553	1,701
10.5% 5/1/10	33	36
11.25% 2/1/10	104	116
11.75% 11/1/11	45	49
12% 5/1/10 to 2/1/17	337	385
12.5% 11/1/12 to 5/1/15	552	632
13% 11/1/12 to 11/1/14	86	100
13.5% 1/1/13 to 12/1/14	31	37
		14,756
Government National Mortgage Association - 95.7%
6% 12/20/23 to 4/20/31	92,656	91,071
6.5% 6/15/23 to 7/20/31	697,782	702,675
6.5% 8/1/31 (a)	45,000	45,128
7% 3/15/22 to 1/15/31	602,831	617,685
7% 8/1/31 (a)	74,000	75,804
7.25% 4/15/05 to 12/15/30	6,882	7,087
7.5% 6/15/02 to 8/1/31	591,844	613,222
8% 12/15/01 to 4/15/31 (b)	438,193	457,809
8.5% 2/15/05 to 4/15/31	70,087	74,157
9% 10/15/04 to 6/15/30	19,844	21,258
9.5% 11/15/01 to 1/15/23	4,874	5,179
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
10% 5/15/05 to 6/15/05	$ 23	$ 24
10.5% 11/15/02 to 9/15/19	2,772	3,128
13% 2/15/11 to 5/15/15	453	533
13.5% 5/15/10 to 1/15/15	194	226
		2,714,986
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,697,667)		2,737,192
Collateralized Mortgage Obligations - 1.8%

U.S. Government Agency - 1.8%
Fannie Mae sequential pay Series 1998-30 Class B, 6.5% 8/20/24	5,758	5,880
Government National Mortgage Association:
planned amortization class:
Series 2000-26 Class PK, 7.5% 9/20/30	13,786	14,079
Series 2000-5 Class PD, 7.5% 4/1/29	12,800	13,376
sequential pay:
Series 1999-2 Class D, 6.5% 10/20/26	7,319	7,277
Series 2000-34 Class D, 7% 7/20/23	8,874	9,001
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $47,812)		49,613
Cash Equivalents - 7.6%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.92%, dated 7/31/01 due 8/1/01 (Cost $216,250)	$ 216,274	216,250
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $2,961,729)		3,003,055
NET OTHER ASSETS - (5.9)%		(167,094)
NET ASSETS - 100%		$ 2,835,961
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) A portion of the security is subject to a forward commitment to sell.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $3,308,631,000 and $2,451,141,000, respectively.
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,964,813,000. Net unrealized appreciation aggregated $38,242,000, of which $39,401,000 related to appreciated investment securities and $1,159,000 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $46,854,000 of which $9,123,000, $10,722,000, $4,754,000, $413,000, $10,061,000 and $11,781,000 will expire on July 31, 2002, 2003, 2004, 2007, 2008 and 2009, respectively. Of the loss carryforwards expiring on July 31, 2002 and 2003, $9,123,000 and $735,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $216,250) (cost $2,961,729) - See accompanying schedule		$ 3,003,055
Commitment to sell securities on a delayed delivery basis	$ (125,213)
Receivable for securities sold on a delayed delivery basis	124,922	(291)
Receivable for investments sold, regular delivery		839
Cash		861
Receivable for fund shares sold		16,355
Interest receivable		14,818
Total assets		3,035,637
Liabilities
Payable for investments purchased Regular delivery	73,275
Delayed delivery	120,577
Payable for fund shares redeemed	2,382
Distributions payable	1,802
Accrued management fee	959
Other payables and accrued expenses	681
Total liabilities		199,676
Net Assets		$ 2,835,961
Net Assets consist of:
Paid in capital		$ 2,840,645
Undistributed net investment income		6,185
Accumulated undistributed net realized gain (loss) on investments		(51,904)
Net unrealized appreciation (depreciation) on investments		41,035
Net Assets, for 259,915 shares outstanding		$ 2,835,961
Net Asset Value, offering price and redemption price per share ($2,835,961 ÷ 259,915 shares)		$10.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Interest		$ 147,041
Expenses
Management fee	$ 8,934
Transfer agent fees	2,792
Accounting fees and expenses	562
Non-interested trustees' compensation	8
Custodian fees and expenses	379
Registration fees	250
Audit	51
Legal	8
Reports to shareholders	119
Miscellaneous	4
Total expenses before reductions	13,107
Expense reductions	(79)	13,028
Net investment income		134,013
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(736)
Change in net unrealized appreciation (depreciation) on:
Investment securities	89,736
Delayed delivery commitments	(376)	89,360
Net gain (loss)		88,624
Net increase (decrease) in net assets resulting from operations		$ 222,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 134,013	$ 116,165
Net realized gain (loss)	(736)	(14,320)
Change in net unrealized appreciation (depreciation)	89,360	6,240
Net increase (decrease) in net assets resulting from operations	222,637	108,085
Distributions to shareholders from net investment income	(132,065)	(115,349)
Share transactions Net proceeds from sales of shares	1,596,681	472,850
Reinvestment of distributions	110,740	94,264
Cost of shares redeemed	(668,051)	(695,269)
Net increase (decrease) in net assets resulting from share transactions	1,039,370	(128,155)
Total increase (decrease) in net assets	1,129,942	(135,419)
Net Assets
Beginning of period	1,706,019	1,841,438
End of period (including undistributed net investment income of $6,185 and $2,556, respectively)	$ 2,835,961	$ 1,706,019
Other Information Shares
Sold	148,180	45,541
Issued in reinvestment of distributions	10,306	9,074
Redeemed	(62,223)	(67,040)
Net increase (decrease)	96,263	(12,425)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.420	$ 10.460	$ 10.870	$ 10.850	$ 10.530
Income from Investment Operations Net investment income B	.684	.691	.689	.714	.720
Net realized and unrealized gain (loss)	.487	(.043)	(.460)	.004	.310
Total from investment operations	1.171	.648	.229	.718	1.030
Less Distributions
From net investment income	(.681)	(.688)	(.639)	(.698)	(.710)
Net asset value, end of period	$ 10.910	$ 10.420	$ 10.460	$ 10.870	$ 10.850
Total Return A	11.55%	6.42%	2.08%	6.81%	10.11%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,836	$ 1,706	$ 1,841	$ 917	$ 822
Ratio of expenses to average net assets before expense reductions	.63%	.63%	.71%	.74%	.76%
Ratio of expenses to average net assets after voluntary waivers	.62%	.63%	.64%	.72%	.76%
Ratio of expenses to average net assets after all expense reductions	.62%	.63%	.64%	.72%	.75% C
Ratio of net investment income to average net assets	6.40%	6.67%	6.43%	6.58%	6.75%
Portfolio turnover rate	120%	75%	73%	172%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Government Income	11.92%	41.85%	109.54%
LB Government Bond	11.90%	45.71%	114.22%
General U.S. Government Funds Average	11.26%	39.32%	99.71%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. Government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 163 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Government Income	11.92%	7.24%	7.68%
LB Government Bond	11.90%	7.82%	7.92%
General U.S. Government Funds Average	11.26%	6.85%	7.13%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Fidelity Government Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Government Income Fund on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $20,954 - a 109.54% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,422 - a 114.22% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fidelity Government Income Fund
Performance - continued

Total Return Components

	Years ended July 31,
	2001	2000	1999	1998	1997
Dividend returns	6.76%	6.33%	5.89%	6.04%	7.22%
Capital returns	5.16%	-0.52%	-4.41%	1.63%	2.40%
Total returns	11.92%	5.81%	1.48%	7.67%	9.62%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund, are reinvested.

Dividends and Yield

Periods ended July 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.76¢	28.76¢	61.24¢
Annualized dividend rate	5.67%	5.86%	6.26%
30-day annualized yield	5.17%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.89 over the past one month, $9.89 over the past six months and $9.79 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fidelity Government Income Fund

Fund Talk: The Manager's Overview

Market Recap

Many investors in investment-grade bonds enjoyed double-digit returns during the one-year period ending July 31, 2001. While stocks struggled to shake off the sting of a sharply slowing economy, investment-grade bonds posted one of their strongest 12-month returns since 1996. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 12.69% during this time frame. Aggressive Federal Reserve Board easing, declining interest rates, a dramatic steepening of the Treasury yield curve and unique technical market conditions set the stage for the period. Treasuries, which led the way in 2000, relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 11.43%. Overwhelming evidence of deteriorating economic growth late in 2000 spurred the Fed to begin aggressively unwinding its previous tightening cycle with a total of six interest-rate cuts during the first six months of 2001 - two of which were surprise, inter-meeting moves. Corporates rallied strongly in January on this strong positive signal of support for the economy, after having languished throughout 2000 due to negative fundamentals. Further yield spread tightening in the spring ensured a first-place finish for the Lehman Brothers Credit Bond Index, which returned 13.82%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 13.18% and 12.54%, respectively.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Government Income Fund

Q. How did the fund perform, Tom?

A. For the 12-month period that ended July 31, 2001, the fund provided a total return of 11.92%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 11.26%, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 11.90% for the same 12-month period.

Q. What led to the fund's strong absolute and relative returns during the period?

A. Falling interest rates provided a substantial lift for nearly all types of bonds and the fund. A slowing economy prompted the Federal Reserve Board to aggressively slash interest rates to avoid slipping into a recession. All told, the Fed has cut short-term interest rates 2.75 percentage points so far this year, bringing them to their lowest level since 1994. As interest rates fell, most bond yields declined and their prices rose. Much of the fund's outperformance of its peers stemmed from its larger weighting in agency securities, as well timely additions to the fund's stake in mortgage securities.

Annual Report

Fidelity Government Income Fund
Fund Talk: The Manager's Overview - continued

Q. Let's start with agency securities - why did they perform so well?

A. Shareholders may recall that last year agency securities had gotten very cheap relative to Treasury securities due to battles with too much supply and the threat that Congress might cut off the lines of credit that give some agencies - particularly Fannie Mae and Freddie Mac - implicit government backing. During much of 2001, however, heavy supply was easily absorbed by strong demand, including from foreign investors looking to lock in high yields and benefit from the strong U.S. dollar. At the same time, the threat of potentially damaging legislation faded as the agencies took steps to appease legislators. At the end of the period, agency securities made up roughly 36% of the fund's investments, reflecting the fact that I've pared that back recently to make room for more mortgage securities.

Q. Speaking of mortgage securities, what was your approach to that sector and why did it perform well this year?

A. I built up the fund's stake in mortgage securities this past March based on their attractive valuations; that is, I felt that their prices and higher relative yields - as much as a half of a percentage point higher than agency securities and 1.5 percentage points more than Treasuries - were compelling. At that point, mortgage securities had gotten very cheap because the housing market remained strong and large numbers of homeowners refinanced mortgages as interest rates declined, causing the mortgage pools that make up mortgage securities to prepay investors. Investors generally dislike prepayment because it potentially forces them to reinvest at lower interest rates. Throughout April and May, however, mortgage securities enjoyed a significant rally after investors realized that they had pushed prices too low, even after factoring in healthy prepayment activity. Furthermore, mortgage rates remained stubbornly high, preventing prepayments from accelerating further.

Q. Were there any disappointments?

A. The fund's small stake in long-term Treasuries was a minor disappointment because they lagged the overall bond market during the period. Here's why: Yields on short-term Treasury securities are closely tied to Fed actions and, as a result, fell in tandem with interest-rate cuts. In contrast, yields on longer-term securities, which also are influenced by Fed policy as well other factors, including inflation and supply and demand, actually increased. That caused long-term bond prices to decline. Simply put, investors became increasingly concerned that previous rate cuts might lead to inflationary economic growth down the road. Bondholders, of course, dislike inflation because it eats away at the value of their holdings. Fortunately, I had placed a significant emphasis on intermediate-maturity Treasury securities, which performed better than their long-term counterparts.

Q. What's your outlook?

A. The economy, interest rates and the bond market are at an important inflection point. What happens to the bond market from here will depend on the strength of the economy and the Fed's response to it. Continued weak economic data could signal further rate cuts. On the other hand, improvement in economic data may mean the end of the current cycle of easing monetary policy. Given all the current uncertainty surrounding the direction of the economy and interest rates, I plan to continue to emphasize agency and mortgage securities, which offer an attractive yield advantage over Treasuries and the potential to perform better as a result.

Annual Report

Fidelity Government Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income consistent with preservation of capital

Fund number: 054

Trading symbol: FGOVX

Start date: April 4, 1979

Size: as of July 31, 2001, more than $2.1 billion

Manager: Tom Silvia, since 1998; manager, various Fidelity and Spartan government and mortgage funds; joined Fidelity in 1993

Tom Silvia on why the Treasury's buyback of outstanding debt is likely to continue:

"During the past year and a half, the Treasury bond market has enjoyed a substantial boost from the government's program to buy outstanding bonds as a way to reduce the nation's debt. Recently, however, there have been growing doubts about whether the buyback would continue. The government had projected in April that it would pay off $57 billion of debt in the second quarter of 2001, although slower revenue growth, coupled with a shift in the due date for corporate tax payments and the recent tax rebates, have pinched the government's finances. However, the government should post an annual surplus for fiscal year 2001. The Bush administration said in July that it expects a surplus of approximately $160 billion this year, down from an earlier forecast of $275 billion and down from the record $236 billion in fiscal year 2000. Despite the lower revenues and the shrinking surplus, I believe the government will continue its buyback of Treasury bonds, albeit at a slower pace. In my view, the expected 2002 budget surplus will be large enough to allow the government to buy back more bonds."

Annual Report

Fidelity Government Income Fund

Investment Changes

Coupon Distribution as of July 31, 2001
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.1	0.1
Less than 4%	4.6	0.0
4 - 4.99%	3.8	0.9
5 - 5.99%	12.3	16.6
6 - 6.99%	41.4	39.6
7 - 7.99%	10.5	14.3
8 - 8.99%	8.4	11.1
9 - 9.99%	2.8	4.2
10 - 10.99%	1.1	0.0
11 - 11.99%	1.5	2.4
12% and over	3.6	4.5
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2001
6 months ago
Years	8.7	9.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2001
6 months ago
Years	5.3	5.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2001	As of January 31, 2001
Mortgage Securities 23.4%	Mortgage Securities 25.0%
CMOs and Other Mortgage Related Securities 8.9%	CMOs and Other Mortgage Related Securities 5.5%
U.S. Treasury Obligations 30.3%	U.S. Treasury Obligations 33.5%
U.S. Government Agency Obligations 35.6%	U.S. Government Agency Obligations 28.4%
Short-Term Investments and Net Other Assets 1.8%	Short-Term Investments and Net Other Assets 7.6%

Annual Report

Fidelity Government Income Fund

Investments July 31, 2001

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 65.9%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 35.6%
Fannie Mae:
4.75% 5/23/03	$ 50,000	$ 50,133
4.75% 2/6/04	23,000	22,995
5% 12/26/03	15,000	15,009
5.25% 6/15/06	19,000	19,098
5.25% 1/15/09	3,000	2,951
5.5% 2/15/06	58,390	59,402
5.5% 5/2/06	7,510	7,582
6% 5/15/08	82,350	84,910
6% 5/15/11	7,000	7,129
6.25% 2/1/11	8,910	9,070
6.375% 10/15/02	325	335
7.25% 5/15/30	18,310	20,607
Farm Credit Systems Financial Assistance Corp.:
8.8% 6/10/05	22,233	25,179
9.375% 7/21/03	32,062	35,248
Federal Agricultural Mortgage Corp. 8.07% 7/17/06	3,000	3,375
Federal Home Loan Bank 9.5% 2/25/04	2,355	2,641
Financing Corp. - coupon STRIPS 0% 8/3/05	1,989	1,626
Freddie Mac:
5% 5/24/04	27,650	27,762
5.5% 2/12/04	50,050	50,488
5.875% 3/21/11	23,150	22,937
6% 6/15/11	12,000	12,195
6.625% 8/15/02	5,475	5,640
6.75% 3/15/31	26,755	28,402
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	7,454	8,111
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	8,225	8,340
Class 2-E, 9.4% 5/15/02	1,450	1,483
Class 3-T, 9.625% 5/15/02	1,198	1,223
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-A, 7.12% 4/15/06	$ 8,476	$ 8,985
Series 1994-F, 8.187% 12/15/04	5,347	5,606
Series 1995-A, 6.28% 6/15/04	5,912	6,061
Series 1995-B, 6.13% 6/15/04	12,914	13,211
Series 1996-A, 6.55% 6/15/04	7,861	8,093
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	5,447	5,796
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	3,101	3,171
Overseas Private Investment Corp. 6.99% 5/21/16	22,000	23,870
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	5,763	5,886
Series 1998-196A, 5.926% 6/15/05 (callable)	9,082	9,342
6.07% 12/15/14	18,500	18,641
6.77% 11/15/13	7,981	8,345
Private Export Funding Corp.:
secured:
5.31% 11/15/03 (a)	16,535	16,863
5.34% 3/15/06	15,500	15,591
5.53% 4/30/06	12,000	12,202
5.8% 2/1/04	1,026	1,048
6.67% 9/15/09	6,000	6,317
7.17% 5/15/07	3,500	3,734
State of Israel (guaranteed by U.S. Government through Agency for International Development) 6.6% 2/15/08	34,525	36,756
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	9,300	9,518
5.96% 8/1/09	9,930	9,940
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	3,426	3,752
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		766,599
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - 30.3%
U.S. Treasury Bonds:
6.125% 11/15/27	$ 66,700	$ 71,223
6.125% 8/15/29	132,200	141,866
6.625% 2/15/27	63,635	72,156
8% 11/15/21	24,090	31,053
8.875% 8/15/17	66,700	90,431
10.375% 11/15/09	22,200	26,161
11.25% 2/15/15	16,700	26,068
12% 8/15/13	18,700	26,373
12.75% 11/15/10 (callable)	40,000	52,569
14% 11/15/11	3,890	5,565
U.S. Treasury Notes 3.875% 6/30/03 (b)	108,600	108,787
TOTAL U.S. TREASURY OBLIGATIONS		652,252
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,397,049)		1,418,851
U.S. Government Agency - Mortgage Securities - 23.4%

Fannie Mae - 15.3%
5.5% 5/1/09 to 3/1/24	6,359	6,171
6% 7/1/20 to 5/1/30	19,807	19,465
6.5% 8/1/04 to 7/1/31 (c)	145,110	145,341
6.5% 8/1/31 (b)	71,000	71,022
7% 7/1/13 to 5/1/31	10,706	10,919
7% 8/1/31 (b)	5,300	5,394
7.5% 4/1/28 to 1/1/31	43,207	44,499
8% 1/1/22	596	625
9% 5/1/14	6,972	7,400
9.5% 11/15/09 to 10/1/20	7,693	8,358
10% 8/1/10	421	446
11% 3/1/10	172	181
11.5% 6/1/19 to 5/1/28	8,287	9,530
		329,351
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - 0.8%
5% 1/1/09 to 6/1/09	$ 3,632	$ 3,577
7% 4/1/11 to 1/1/31	30	31
7% 8/1/31 (b)	11,000	11,210
8% 1/1/10 to 6/1/11	472	489
8.5% 8/1/08 to 12/1/25	2,107	2,242
9% 8/1/09 to 12/1/10	435	461
9.75% 8/1/14	639	699
		18,709
Government National Mortgage Association - 7.3%
6% 7/15/08 to 12/15/10	27,622	28,078
6.5% 5/15/28 to 7/20/31	56,616	57,016
6.5% 8/1/31 (b)	3,000	3,009
7% 2/15/29 to 2/15/31	6,499	6,653
7.5% 3/15/28 to 2/15/31	35,596	36,832
8% 11/15/06 to 12/15/30 (c)	18,615	19,522
8.5% 10/15/08 to 4/15/31	5,632	5,914
9.5% 2/15/25	16	18
		157,042
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $494,669)		505,102
Collateralized Mortgage Obligations - 8.9%

U.S. Government Agency - 8.9%
Fannie Mae:
REMIC planned amortization class:
Series 1993-160 Class PK, 6.5% 11/25/22	27,000	27,935
Series 1993-207 Class H, 6.5% 11/25/23	18,360	18,819
sequential pay:
Series 1995-25 Class AC, 6% 10/25/21	15,000	15,192
Series 1998-2 Class DA, 6.5% 4/18/25	5,772	5,873
Freddie Mac:
REMIC planned amortization class:
Series 1413 Class J, 4% 11/15/07	16,735	16,238
Series 1455 Class M, 7% 12/15/22	4,212	4,101
Series 1681 Class PJ, 7% 12/15/23	9,200	9,643
Series 1697 Class G, 6% 3/15/09	4,045	4,152
Series 1727 Class H, 6.5% 8/15/23	12,200	12,455
Series 2208 Class PA, 7% 4/15/17	24,701	25,164
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac: - continued
sequential pay:
Series 1974 Class Z, 7% 8/15/20	$ 12,903	$ 12,968
Series 2211 Class C, 7.5% 6/15/27	6,152	6,238
Series 1560 Class PN, 7% 12/15/12	15,000	15,633
Series 2211 Class YL, 7% 1/15/30	7,610	7,731
target amortization class Series 2209 Class TA, 7.5% 1/15/27	9,416	9,586
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $185,082)		191,728
Cash Equivalents - 10.7%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.92%, dated 7/31/01 due 8/1/01 (Cost $230,055)	$ 230,080	230,055
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $2,306,855)		2,345,736
NET OTHER ASSETS - (8.9)%		(192,202)
NET ASSETS - 100%		$ 2,153,534
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,863,000 or 0.8% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $4,178,758,000 and $3,580,544,000, respectively.
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,308,137,000. Net unrealized appreciation aggregated $37,599,000, of which $42,242,000 related to appreciated investment securities and $4,643,000 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $32,447,000 of which $22,104,000 and $10,343,000 will expire on July 31, 2008 and 2009, respectively.

A total of 30.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $230,055) (cost $2,306,855) - See accompanying schedule		$ 2,345,736
Commitment to sell securities on a delayed delivery basis	$ (59,316)
Receivable for securities sold on a delayed delivery basis	58,791	(525)
Receivable for investments sold, regular delivery		69,138
Cash		1
Receivable for fund shares sold		9,790
Interest receivable		28,144
Total assets		2,452,284
Liabilities
Payable for investments purchased Regular delivery	22,978
Delayed delivery	267,171
Payable for fund shares redeemed	6,978
Distributions payable	524
Accrued management fee	747
Other payables and accrued expenses	352
Total liabilities		298,750
Net Assets		$ 2,153,534
Net Assets consist of:
Paid in capital		$ 2,149,480
Undistributed net investment income		2,298
Accumulated undistributed net realized gain (loss) on investments		(36,600)
Net unrealized appreciation (depreciation) on investments		38,356
Net Assets, for 215,890 shares outstanding		$ 2,153,534
Net Asset Value, offering price and redemption price per share ($2,153,534 ÷ 215,890 shares)		$9.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Interest		$ 116,750
Security lending		296
Total income		117,046
Expenses
Management fee	$ 7,669
Transfer agent fees	2,496
Accounting and security lending fees	391
Non-interested trustees' compensation	7
Custodian fees and expenses	102
Registration fees	146
Audit	41
Legal	7
Reports to shareholders	103
Miscellaneous	3
Total expenses before reductions	10,965
Expense reductions	(97)	10,868
Net investment income		106,178
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		31,348
Change in net unrealized appreciation (depreciation) on:
Investment securities	56,653
Delayed delivery commitments	(525)	56,128
Net gain (loss)		87,476
Net increase (decrease) in net assets resulting from operations		$ 193,654

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 106,178	$ 97,210
Net realized gain (loss)	31,348	(46,391)
Change in net unrealized appreciation (depreciation)	56,128	36,196
Net increase (decrease) in net assets resulting from operations	193,654	87,015
Distributions to shareholders from net investment income	(111,994)	(95,925)
Share transactions Net proceeds from sales of shares	1,130,492	843,446
Reinvestment of distributions	103,827	87,605
Cost of shares redeemed	(583,202)	(1,081,616)
Net increase (decrease) in net assets resulting from share transactions	651,117	(150,565)
Total increase (decrease) in net assets	732,777	(159,475)
Net Assets
Beginning of period	1,420,757	1,580,232
End of period (including undistributed net investment income of $2,298 and $4,953, respectively)	$ 2,153,534	$ 1,420,757
Other Information Shares
Sold	114,971	89,534
Issued in reinvestment of distributions	10,575	9,295
Redeemed	(59,304)	(114,789)
Net increase (decrease)	66,242	(15,960)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998 F	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.490	$ 9.540	$ 9.980	$ 9.760	$ 9.620	$ 9.890
Income from Investment Operations Net investment income	.577 D	.592 D	.588 D	.481 D	.625 D	.670
Net realized and unrealized gain (loss)	.525	(.059)	(.429)	.208	.175	(.299)
Total from investment operations	1.102	.533	.159	.689	.800	.371
Less Distributions
From net investment income	(.612)	(.583)	(.599)	(.469)	(.660)	(.641)
Net asset value, end of period	$ 9.980	$ 9.490	$ 9.540	$ 9.980	$ 9.760	$ 9.620
Total Return B, C	11.92%	5.81%	1.48%	7.19%	8.61%	3.82%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,154	$ 1,421	$ 1,580	$ 1,253	$ 1,023	$ 949
Ratio of expenses to average net assets	.61%	.66%	.68%	.69% A	.73%	.72%
Ratio of expenses to average net assets after all expense reductions	.60% E	.65% E	.67% E	.68% A, E	.72% E	.71% E
Ratio of net investment income to average net assets	5.91%	6.27%	5.91%	5.82% A	6.48%	6.52%
Portfolio turnover rate	214%	131%	168%	289% A	199%	124%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F For the ten months ended July 31, 1998.

G Years ended September 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past one year, five year, and 10 year total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Govt Income	11.68%	40.42%	89.23%
LB Int Government Bond	11.74%	41.82%	100.89%
Short-Intermediate U.S. Government Funds Average	10.20%	34.90%	87.63%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers Intermediate Government Bond Index - a market value-weighted index of U.S. Government fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. Government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Govt Income	11.68%	7.03%	6.59%
LB Int Government Bond	11.74%	7.24%	7.23%
Short-Intermediate U.S. Government Funds Average	10.20%	6.16%	6.49%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Fidelity Intermediate Government Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $18,923 - an 89.23% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,089 - a 100.89% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fidelity Intermediate Government Income Fund
Performance - continued

Total Return Components

	Years ended July 31,
	2001	2000	1999	1998	1997
Dividend returns	6.85%	6.59%	6.47%	6.88%	7.11%
Capital returns	4.83%	-1.48%	-3.27%	-0.10%	1.45%
Total returns	11.68%	5.11%	3.20%	6.78%	8.56%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended July 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.79¢	29.42¢	60.94¢
Annualized dividend rate	5.81%	6.12%	6.35%
30-day annualized yield	4.91%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.71 over the past one month, $9.70 over the past six months and $9.59 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fidelity Intermediate Government Income Fund

Fund Talk: The Manager's Overview

Market Recap

Many investors in investment-grade bonds enjoyed double-digit returns during the one-year period ending July 31, 2001. While stocks struggled to shake off the sting of a sharply slowing economy, investment-grade bonds posted one of their strongest 12-month returns since 1996. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 12.69% during this time frame. Aggressive Federal Reserve Board easing, declining interest rates, a dramatic steepening of the Treasury yield curve and unique technical market conditions set the stage for the period. Treasuries, which led the way in 2000, relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 11.43%. Overwhelming evidence of deteriorating economic growth late in 2000 spurred the Fed to begin aggressively unwinding its previous tightening cycle with a total of six interest-rate cuts during the first six months of 2001 - two of which were surprise, inter-meeting moves. Corporates rallied strongly in January on this strong positive signal of support for the economy, after having languished throughout 2000 due to negative fundamentals. Further yield spread tightening in the spring ensured a first-place finish for the Lehman Brothers Credit Bond Index, which returned 13.82%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 13.18% and 12.54%, respectively.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Intermediate Government Income Fund

Q. How did the fund perform, Andy?

A. For the 12-month period that ended July 31, 2001, the fund provided a total return of 11.68%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 10.20%, according to Lipper Inc. Additionally, the Lehman Brothers Intermediate Government Bond Index, which tracks the types of securities in which the fund invests, returned 11.74% for the same 12-month period.

Q. What helped the fund outpace its peers during the past year?

A. Sector allocation was the main factor behind the fund's outperformance. The fund had a relatively large weighting - at about 50% of investments at the end of the period - in securities issued by government agencies such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal Home Loan Bank and the Federal Farm Credit Bank. A combination of factors helped agency securities overall to significantly outperform comparable duration U.S. Treasury securities. First of all, agency securities offered a historically large yield advantage over Treasuries. Given that interest rates declined significantly during the past year, investors increasingly gravitated toward high-quality investments that offered more yield than Treasury securities. Agencies - which offered as much as a half of a percentage point more in yield than Treasury securities - were a primary beneficiary of that trend.

Annual Report

Fidelity Intermediate Government Income Fund
Fund Talk: The Manager's Overview - continued

Q. What else contributed to the strong performance of agency securities?

A. The political situation became less threatening than it was last year. In 2000, some members of Congress floated proposals to change the nature of the relationship the agencies - particularly Fannie Mae and Freddie Mac - have with the government. This year, however, fears about a potentially unfavorable outcome to these discussions faded as some agencies indicated their willingness to address legislators' concerns.

Q. How did the fund's stake in mortgage securities - which made up about 26% of investments at the end of the period - affect performance?

A. Mortgage securities - including CMOs - also outperformed Treasuries for the year, although their performance was fairly uneven. Early this year, mortgage securities had gotten very cheap because large numbers of homeowners sought to lock in lower interest rates by refinancing their mortgages. That caused the mortgage pools that make up mortgage securities to prepay, which investors dislike because it potentially forces them to reinvest the proceeds at lower prevailing interest rates. This spring, however, the market had repriced enough to make mortgage securities attractive, even after factoring in higher prepayment levels. My selection of various securities within the mortgage market also was a plus for performance. Throughout much of the period, I emphasized mortgage securities that, for a variety of reasons, had some measure of protection against prepayments and performed relatively well during periods when prepayments were accelerating.

Q. Were there any disappointments?

A. The way in which the fund was divided between bonds with various maturities modestly detracted from performance. I tilted the fund's investments toward four- and five-year bonds and kept relatively light weightings in two-year bonds. Although four- and five-year securities posted strong gains, they lagged the two-year securities, whose performance was more closely linked to Federal Reserve Board actions. The shorter-term securities rose more in value in response to repeated interest-rate cuts.

Q. What's your outlook?

A. Given evidence that the economy continues to weaken, the bond market is priced such that it seemingly is expecting more interest rate cuts to come. If there are further rate cuts in the offing, bonds would likely benefit, just as they did in the first half of this year. As for the fund, I'm comfortable emphasizing agency and mortgage securities - both of which offer a significant yield advantage over Treasuries - despite the possibility of continuing market volatility.

Annual Report

Fidelity Intermediate Government Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income consistent with preservation of capital by investing mainly in U.S. government and agency securities while maintaining a dollar weighted average maturity between three and 10 years

Fund number: 452

Trading symbol: FSTGX

Start date: May 2, 1988

Size: as of July 31, 2001, more than $843 million

Manager: Andrew Dudley, since 1998; manager, various Fidelity and Spartan government and mortgage funds; joined Fidelity in 1996

Andrew Dudley on the potential reform of the U.S. agency market:

"The primary purpose of many government agencies is to fund loans to certain groups of borrowers, such as homeowners. Some agencies - namely Fannie Mae and Freddie Mac - have explicit, though limited, lines of credit from the U.S. Treasury. As a result, they enjoy a subsidy of sorts, which allows them to issue high-quality debt at fairly favorable interest rates. At the same time, Fannie and Freddie, among others, are stockholder-owned companies that can raise equity capital and whose stocks trade on the New York Stock Exchange. Last year, some government officials and legislators began to raise questions regarding how much of this subsidy should be passed onto borrowers and how much should be passed onto shareholders. In my view, the ultimate result of these ongoing discussions will be increased scrutiny of the agencies by some new regulatory body, a result that I believe will be a positive for the credit risk of the agencies."

Annual Report

Fidelity Intermediate Government Income Fund

Investment Changes

Coupon Distribution as of July 31, 2001
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.1	0.7
Less than 4%	4.0	0.0
4 - 4.99%	2.4	0.0
5 - 5.99%	18.4	12.8
6 - 6.99%	30.5	34.6
7 - 7.99%	12.4	20.1
8 - 8.99%	3.8	4.0
9 - 9.99%	5.8	7.1
10 - 10.99%	1.3	1.6
11 - 11.99%	3.8	4.4
12 - 12.99%	6.0	7.0
13% and over	1.9	3.7
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2001
6 months ago
Years	4.4	5.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2001
6 months ago
Years	3.2	3.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2001	As of January 31, 2001
Mortgage Securities 17.4%	Mortgage Securities 20.4%
CMOs and Other Mortgage Related Securities 8.5%	CMOs and Other Mortgage Related Securities 7.5%
U.S. Treasury Obligations 19.4%	U.S. Treasury Obligations 14.7%
U.S. Government Agency Obligations 50.5%	U.S. Government Agency Obligations 53.6%
Short-Term Investments and Net Other Assets 4.2%	Short-Term Investments and Net Other Assets 3.8%

Annual Report

Fidelity Intermediate Government Income Fund

Investments July 31, 2001

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 69.9%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 50.5%
Fannie Mae:
5.25% 1/15/09	$ 9,000	$ 8,854
5.5% 2/15/06	18,740	19,065
5.5% 5/2/06	3,095	3,124
6% 5/15/08	10,000	10,311
6.25% 2/1/11	1,285	1,308
6.5% 8/15/04	10,000	10,528
7.125% 6/15/10	7,000	7,687
7.25% 1/15/10	27,500	30,405
Farm Credit Systems Financial Assistance Corp.:
8.8% 6/10/05	7,000	7,928
9.375% 7/21/03	35,400	38,918
Federal Agricultural Mortgage Corp.:
6.92% 2/10/02	350	356
7.04% 8/10/05	2,050	2,202
Federal Farm Credit Bank:
5.54% 9/10/03	1,300	1,328
9.15% 2/14/05	500	572
Federal Home Loan Bank:
4.875% 4/16/04	21,065	21,262
5.717% 8/25/03	4,500	4,610
6.375% 11/14/03	3,220	3,361
6.75% 4/10/06	1,000	1,069
6.875% 8/15/03	800	841
Freddie Mac:
5% 1/15/04	11,000	11,156
5.25% 2/15/04	18,400	18,762
5.75% 3/15/09	15,000	15,171
5.875% 3/21/11	890	882
6% 6/15/11	15,000	15,244
6.375% 11/15/03	26,300	27,484
7% 7/15/05	16,715	17,953
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	8,768	9,541
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	3,873	3,927
Class 2-E, 9.4% 5/15/02	1,138	1,164
Class 3-T, 9.625% 5/15/02	534	545
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	$ 710	$ 716
Series 1993-D, 5.23% 5/15/05	589	596
Series 1994-F, 8.187% 12/15/04	2,839	2,977
Series 1995-A, 6.28% 6/15/04	2,545	2,609
Series 1996-A, 6.55% 6/15/04	4,634	4,770
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1992-A, 7.02% 9/1/04	3,651	3,754
Series 1994-A, 7.39% 6/26/06	5,000	5,315
Series 1994-B, 7.5% 1/26/06	540	574
Series 1997-A, 6.104% 7/15/03	6,461	6,626
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	2,418	2,473
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	5,348	5,462
Series 1996-A1, 6.726% 9/15/10 (callable)	3,304	3,452
Private Export Funding Corp. secured:
5.31% 11/15/03 (a)	1,595	1,627
5.48% 9/15/03	1,225	1,237
5.65% 3/15/03	1,366	1,379
5.8% 2/1/04	3,354	3,427
6.86% 4/30/04	1,250	1,290
State of Israel (guaranteed by U.S. Government through Agency for International Development):
6.6% 2/15/08	20,670	22,006
6.625% 8/15/03	26,675	27,799
Student Loan Marketing Association 5.25% 3/15/06	8,300	8,351
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	10,000	10,234
6.06% 8/1/10	10,000	10,067
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	3,538	3,874
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		426,173
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds:
11.25% 2/15/15	$ 7,200	$ 11,239
11.75% 2/15/10 (callable)	13,099	16,175
12% 8/15/13	31,400	44,286
14% 11/15/11	9,700	13,876
U.S. Treasury Notes:
3.875% 6/30/03 (b)	35,800	35,862
5.75% 11/15/05 (b)	32,700	34,274
5.75% 8/15/10	5,525	5,812
6.625% 4/30/02	1,500	1,534
U.S. Treasury Notes - coupon STRIPS:
0% 4/30/02	142	138
0% 5/31/02	207	201
0% 9/30/02	200	192
TOTAL U.S. TREASURY OBLIGATIONS		163,589
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $579,815)		589,762
U.S. Government Agency - Mortgage Securities - 17.4%

Fannie Mae - 13.3%
5.5% 1/1/09 to 2/1/09	5,576	5,528
6% 10/1/08 to 7/1/16	43,985	44,112
6.5% 3/1/24 to 4/1/31	29,305	29,375
7% 7/1/10 to 8/1/29	21,035	21,530
9% 2/1/13	666	714
9.5% 11/15/09	1,474	1,621
10% 1/1/20	31	34
10.25% 10/1/09 to 10/1/18	154	169
11% 8/1/10 to 1/1/16	2,586	2,870
11.25% 1/1/11 to 1/1/16	365	411
11.5% 9/1/11 to 6/1/19	1,659	1,882
12.25% 10/1/10 to 5/1/15	515	591
12.5% 3/1/12 to 7/1/16	1,210	1,407
12.75% 10/1/11 to 6/1/15	612	707
13% 2/1/13 to 7/1/15	553	641
13.25% 9/1/11 to 9/1/13	363	424
13.5% 11/1/14 to 12/1/14	22	26
14% 10/1/14	54	63
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
14.5% 7/1/14	$ 18	$ 22
15% 4/1/12	13	15
		112,142
Freddie Mac - 2.6%
6.5% 5/1/08	1,082	1,107
8.5% 6/1/14 to 9/1/17	1,322	1,397
9% 11/1/09 to 8/1/16	435	457
9.5% 7/1/16 to 8/1/21	2,608	2,803
10% 7/1/09 to 3/1/21	5,108	5,636
10.5% 9/1/09 to 5/1/21	710	784
11% 2/1/11 to 9/1/20	285	323
11.25% 2/1/10 to 10/1/14	486	544
11.5% 10/1/15 to 8/1/19	323	371
11.75% 11/1/11 to 7/1/15	89	99
12% 10/1/09 to 11/1/19	872	989
12.25% 8/1/11 to 8/1/15	354	404
12.5% 10/1/09 to 6/1/19	4,634	5,303
12.75% 2/1/10 to 1/1/11	103	117
13% 9/1/10 to 5/1/17	703	810
13.25% 11/1/10 to 12/1/14	90	104
13.5% 11/1/10 to 10/1/14	139	162
14% 11/1/12 to 4/1/16	22	26
14.5% 12/1/10 to 9/1/12	47	56
14.75% 3/1/10	11	13
16.25% 7/1/11	6	7
		21,512
Government National Mortgage Association - 1.5%
8% 9/15/06 to 12/15/23	6,107	6,430
8.5% 4/15/16 to 7/15/17	67	72
10.5% 8/15/15 to 2/15/25	4,388	4,945
10.75% 12/15/09 to 3/15/10	109	121
11% 9/20/14 to 1/20/21	229	259
12.25% 1/15/14	47	53
12.5% 12/15/10	7	8
13% 1/15/11 to 12/15/14	395	461
13.25% 8/15/14 to 10/15/14	42	48
13.5% 5/15/10 to 12/15/14	250	293
14% 6/15/11	11	13
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
16% 4/15/13	$ 36	$ 44
17% 12/15/11	3	4
		12,751
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $142,612)		146,405
Collateralized Mortgage Obligations - 8.5%

U.S. Government Agency - 8.5%
Fannie Mae:
REMIC planned amortization class:
Series 1988-21 Class G, 9.5% 8/25/18	636	701
Series 1992-126 Class PL, 8% 9/25/21	1,899	1,949
Series 1993-192 Class E, 5.95% 11/25/07	3,508	3,533
Series 1994-72 Class G, 6% 10/25/19	7,208	7,280
Series 1999-25 Class PA, 6% 2/25/20	4,536	4,618
Series 1999-58 Class AC, 7% 2/18/27	9,901	10,000
Freddie Mac:
REMIC planned amortization class:
Series 1462 Class PT, 7.5% 1/15/03	1,702	1,736
Series 1639 Class J, 6% 12/15/08	2,506	2,547
Series 1995 Class PB, 6.5% 9/20/25	5,950	6,093
Series 2134 Class PC, 5.725% 4/15/11	4,579	4,666
sequential pay:
Series 2134 Class H, 6.5% 12/15/24	3,637	3,738
Series 2166:
Class AC, 6.5% 3/15/26	4,564	4,680
Class AE, 6.5% 10/15/25	5,639	5,787
Series 2257 Class VA, 7% 9/15/07	6,510	6,811
Series 2279 Class VE, 6.5% 11/15/06	4,333	4,487
Series 2211 Class YL, 7% 1/15/30	3,180	3,231
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,202)		71,857
Cash Equivalents - 10.2%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.92%, dated 7/31/01 due 8/1/01 (Cost $85,994)	$ 86,003	$ 85,994
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $878,623)		894,018
NET OTHER ASSETS - (6.0)%		(50,410)
NET ASSETS - 100%		$ 843,608
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,627,000 or 0.2% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $932,863,000 and $867,746,000, respectively.
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $878,629,000. Net unrealized appreciation aggregated $15,389,000, of which $18,778,000 related to appreciated investment securities and $3,389,000 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $84,903,000 of which $6,681,000, $46,313,000, $8,517,000, $3,975,000, $11,910,000 and $7,507,000 will expire on July 31, 2002, 2003, 2004, 2005, 2008 and 2009, respectively. Of the loss carryforwards expiring on July 31, 2002, 2003, 2004 and 2005, $6,681,000, $2,987,000, $1,883,000 and $702,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

A total of 21.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $85,994) (cost $878,623) - See accompanying schedule		$ 894,018
Receivable for investments sold		226
Receivable for fund shares sold		537
Interest receivable		11,427
Total assets		906,208
Liabilities
Payable for investments purchased Regular delivery	$ 11,987
Delayed delivery	49,056
Payable for fund shares redeemed	481
Distributions payable	628
Accrued management fee	293
Other payables and accrued expenses	155
Total liabilities		62,600
Net Assets		$ 843,608
Net Assets consist of:
Paid in capital		$ 913,043
Undistributed net investment income		1,423
Accumulated undistributed net realized gain (loss) on investments		(86,253)
Net unrealized appreciation (depreciation) on investments		15,395
Net Assets, for 86,347 shares outstanding		$ 843,608
Net Asset Value, offering price and redemption price per share ($843,608 ÷ 86,347 shares)		$9.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Interest		$ 54,156
Security lending		115
Total income		54,271
Expenses
Management fee	$ 4,613
Transfer agent fees	235
Accounting and security lending fees	52
Non-interested trustees' compensation	2
Custodian fees and expenses	21
Registration fees	8
Audit	40
Total expenses before reductions	4,971
Expense reductions	(244)	4,727
Net investment income		49,544
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,212
Change in net unrealized appreciation (depreciation) on investment securities		30,785
Net gain (loss)		35,997
Net increase (decrease) in net assets resulting from operations		$ 85,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 49,544	$ 52,174
Net realized gain (loss)	5,212	(17,900)
Change in net unrealized appreciation (depreciation)	30,785	3,532
Net increase (decrease) in net assets resulting from operations	85,541	37,806
Distributions to shareholders from net investment income	(49,652)	(51,274)
Share transactions Net proceeds from sales of shares	223,147	110,093
Reinvestment of distributions	41,345	42,243
Cost of shares redeemed	(184,891)	(285,078)
Net increase (decrease) in net assets resulting from share transactions	79,601	(132,742)
Total increase (decrease) in net assets	115,490	(146,210)
Net Assets
Beginning of period	728,118	874,328
End of period (including undistributed net investment income of $1,423 and $210, respectively)	$ 843,608	$ 728,118
Other Information Shares
Sold	23,165	11,788
Issued in reinvestment of distributions	4,305	4,530
Redeemed	(19,245)	(30,595)
Net increase (decrease)	8,225	(14,277)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.320	$ 9.460	$ 9.780	$ 9.790	$ 9.650
Income from Investment Operations Net investment income B	.607	.616	.640	.652	.675
Net realized and unrealized gain (loss)	.452	(.151)	(.326)	(.008)	.124
Total from investment operations	1.059	.465	.314	.644	.799
Less Distributions
From net investment income	(.609)	(.605)	(.634)	(.654)	(.659)
Net asset value, end of period	$ 9.770	$ 9.320	$ 9.460	$ 9.780	$ 9.790
Total Return A	11.68%	5.11%	3.20%	6.78%	8.56%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 844	$ 728	$ 874	$ 704	$ 704
Ratio of expenses to average net assets before expense reductions	.64%	.65%	.65%	.65%	.65%
Ratio of expenses to average net assets after voluntary waivers	.61%	.63%	.53%	.38%	.54%
Ratio of expenses to average net assets after all expense reductions	.60% C	.63%	.53%	.38%	.54%
Ratio of net investment income to average net assets	6.34%	6.59%	6.58%	6.65%	6.96%
Portfolio turnover rate	114%	66%	117%	188%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (the funds) are funds of Fidelity Income Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective August 1, 2001, the funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. For the period August 1, 2000 to April 30, 2001, as Fidelity Intermediate Government Income Fund's investment adviser, FMR received a fee that was computed daily at an annual rate of .65% of the fund's average net assets. FMR paid all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

As Fidelity Ginnie Mae Fund's, Fidelity Government Income Fund's and Fidelity Intermediate Government Income Fund's (under the amended contract effective May 1, 2001) investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. Under the amended contract, Fidelity Intermediate Government Income Fund is responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit.

For the period, the management fees were equivalent to the following annual rates expressed as a percentage of average net assets.

Fidelity Ginnie Mae Fund	.43%
Fidelity Government Income Fund	.43%
Fidelity Intermediate Government Income Fund	.59%

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc., an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of the average net assets:

Fidelity Ginnie Mae Fund	.13%
Fidelity Government Income Fund	.14%
Fidelity Intermediate Government Income Fund	.12%*

*Annualized

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan.

Annual Report

Notes to Financial Statements - continued

5. Security Lending - continued

The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective July 1, 2001 the reimbursement was eliminated for Fidelity Ginnie Mae Fund and Fidelity Intermediate Government Income Fund.

	Expense Limitations	Reimbursement from adviser

Fidelity Ginnie Mae Fund	.63%	$ 22,000
Fidelity Intermediate Government Income Fund	.61%	220,000

In addition, through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction

Fidelity Ginnie Mae Fund	$ 10,000	$ 47,000
Fidelity Government Income Fund	13,000	84,000
Fidelity Intermediate Government Income Fund	0	1,000

Prior to May 1, 2001 for Fidelity Intermediate Government Income Fund, under the all-inclusive fee structure, credits realized totaling $23,000 were used to reduce a portion of the fund's expenses.

7. Beneficial Interest.

At the end of the period, Fidelity Freedom 2010 Fund, managed by Strategic Advisers, Inc., an affiliate of FMR, was the record owner of approximately 21% of the total outstanding shares of Fidelity Government Income Fund. In addition, the Fidelity Freedom Funds, in the aggregate, were record owners of approximately 37% of the outstanding shares of Fidelity Government Income Fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (funds of Fidelity Income Fund) at July 31, 2001 , and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 7, 2001

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on April 18, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	2,393,519,610.58	91.761
Against	64,305,614.35	2.465
Abstain	150,600,068.14	5.774
TOTAL	2,608,425,293.07	100.000
Broker Non-Votes	8,602,921.08
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	2,340,058,213.67	89.712
Against	108,629,793.45	4.164
Abstain	159,737,285.95	6.124
TOTAL	2,608,425,293.07	100.000
Broker Non-Votes	8,602,921.08
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	2,548,339,156.21	97.375
Withheld	68,689,057.94	2.625
TOTAL	2,617,028,214.15	100.000
Ralph F. Cox
Affirmative	2,546,604,800.36	97.309
Withheld	70,423,413.79	2.691
TOTAL	2,617,028,214.15	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	2,544,386,548.66	97.224
Withheld	72,641,665.49	2.776
TOTAL	2,617,028,214.15	100.000
Robert M. Gates
Affirmative	2,544,309,558.34	97.221
Withheld	72,718,655.81	2.779
TOTAL	2,617,028,214.15	100.000
Abigail P. Johnson
Affirmative	2,540,615,447.66	97.080
Withheld	76,412,766.49	2.920
TOTAL	2,617,028,214.15	100.000
Edward C. Johnson 3d
Affirmative	2,546,654,463.65	97.311
Withheld	70,373,750.50	2.689
TOTAL	2,617,028,214.15	100.000
Donald J. Kirk
Affirmative	2,548,170,377.52	97.369
Withheld	68,857,836.63	2.631
TOTAL	2,617,028,214.15	100.000
Marie L. Knowles
Affirmative	2,546,276,616.13	97.296
Withheld	70,751,598.02	2.704
TOTAL	2,617,028,214.15	100.000
Ned C. Lautenbach
Affirmative	2,549,748,257.62	97.429
Withheld	67,279,956.53	2.571
TOTAL	2,617,028,214.15	100.000
Peter S. Lynch
Affirmative	2,550,649,639.34	97.464
Withheld	66,378,574.81	2.536
TOTAL	2,617,028,214.15	100.000
Marvin L. Mann
Affirmative	2,547,060,710.55	97.326
Withheld	69,967,503.60	2.674
TOTAL	2,617,028,214.15	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	2,547,060,710.55	97.326
Withheld	69,967,503.60	2.674
TOTAL	2,617,028,214.15	100.000
William O. McCoy
Affirmative	2,547,549,186.56	97.345
Withheld	69,479,027.59	2.655
TOTAL	2,617,028,214.15	100.000
Robert C. Pozen
Affirmative	2,549,750,248.39	97.429
Withheld	67,277,965.76	2.571
TOTAL	2,617,028,214.15	100.000
William S. Stavropoulos
Affirmative	2,547,923,557.47	97.359
Withheld	69,104,656.68	2.641
TOTAL	2,617,028,214.15	100.000
PROPOSAL 4
To approve an amended management contract for Government Income.
	# of Votes Cast	% of Votes Cast
Affirmative	1,044,291,322.16	89.042
Against	46,376,338.96	3.954
Abstain	82,141,807.18	7.004
TOTAL	1,172,809,468.30	100.000
PROPOSAL 5
To approve an amended management contract, including a management fee structure change, for Intermediate Government Income.
	# of Votes Cast	% of Votes Cast
Affirmative	345,103,818.45	87.103
Against	26,422,574.52	6.669
Abstain	24,676,723.55	6.228
TOTAL	396,203,116.52	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.).
Intermediate Government Income
	# of Votes Cast	% of Votes Cast
Affirmative	351,564,735.37	88.733
Against	19,869,756.14	5.016
Abstain	24,768,625.01	6.251
TOTAL	396,203,116.52	100.000
Ginnie Mae
	# of Votes Cast	% of Votes Cast
Affirmative	942,326,507.75	89.915
Against	45,549,430.80	4.374
Abstain	60,139,690.78	5.738
TOTAL	1,048,015,629.33	100.000
PROPOSAL 7
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East).
Intermediate Government Income
	# of Votes Cast	% of Votes Cast
Affirmative	349,715,428.92	88.267
Against	21,489,675.66	5.424
Abstain	24,998,011.94	6.309
TOTAL	396,203,116.52	100.000
Ginnie Mae
	# of Votes Cast	% of Votes Cast
Affirmative	938,381,622.07	89.539
Against	48,377,888.03	4.616
Abstain	61,256,119.23	5.845
TOTAL	1,048,015,629.33	100.000
PROPOSAL 10
To amend to each fund's fundamental investment limitation concerning underwriting.
Ginnie Mae
	# of Votes Cast	% of Votes Cast
Affirmative	903,100,793.15	86.172
Against	74,290,381.89	7.089
Abstain	70,624,454.29	6.739
TOTAL	1,048,015,629.33	100.000
Government Income
	# of Votes Cast	% of Votes Cast
Affirmative	999,985,365.73	85.894
Against	74,157,723.57	6.370
Abstain	90,063,457.92	7.736
TOTAL	1,164,206,547.22	100.000
Broker Non-Votes	8,602,921.08
Intermediate Government Income
	# of Votes Cast	% of Votes Cast
Affirmative	347,721,157.58	87.763
Against	22,779,092.90	5.750
Abstain	25,702,866.04	6.487
TOTAL	396,203,116.52	100.000
PROPOSAL 8
To eliminate a fundamental investment policy of Ginnie Mae.
	# of Votes Cast	% of Votes Cast
Affirmative	885,333,948.39	84.477
Against	90,556,145.91	8.641
Abstain	72,125,535.03	6.882
TOTAL	1,048,015,629.33	100.000
PROPOSAL 9
To eliminate a fundamental investment policy of Government Income.
	# of Votes Cast	% of Votes Cast
Affirmative	962,147,927.61	82.644
Against	109,222,711.09	9.382
Abstain	92,835,908.52	7.974
TOTAL	1,164,206,547.22	100.000
Broker Non-Votes	8,602,921.08
PROPOSAL 11
To amend to each fund's fundamental investment limitation concerning lending.
Ginnie Mae
	# of Votes Cast	% of Votes Cast
Affirmative	899,537,865.00	85.832
Against	76,956,546.64	7.344
Abstain	71,521,217.72	6.824
TOTAL	1,048,015,629.33	100.000
Government Income
	# of Votes Cast	% of Votes Cast
Affirmative	991,845,898.84	85.195
Against	81,762,530.11	7.023
Abstain	90,598,118.27	7.782
TOTAL	1,164,206,547.22	100.000
Broker Non-Votes	8,602,921.08
Intermediate Government Income
	# of Votes Cast	% of Votes Cast
Affirmative	346,090,164.28	87.352
Against	24,217,262.09	6.112
Abstain	25,895,690.15	6.536
TOTAL	396,203,116.52	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.; Ginnie Mae and
Intermediate Government Income

Fidelity Management & Research
(Far East) Inc.; Ginnie Mae and
Intermediate Government Income

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited;
Ginnie Mae and Intermediate
Government Income

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

Andrew J. Dudley, Vice President,
Intermediate Government Income

Thomas J. Silvia, Vice President,
Ginnie Mae and Government Income

Stanley N. Griffith, Assistant
Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

* Independent trustees

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target TimelineSM  2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GVT-ANN-0901 143839
1.537760.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com